File No. 811-2918

Rule 497(e)

DUPREE MUTUAL FUNDS

TAX-EXEMPT MUNICIPAL BOND FUNDS

Alabama Tax-Free Income Series-DUALX

Kentucky Tax-Free Income Series-KYTFX

Kentucky Tax-Free Short-to-Medium Series-KYSMX

Mississippi Tax-Free Income Series-DUMSX

North Carolina Tax-Free Income Series-NTFIX

North Carolina Tax-Free Short-to-Medium Series-NTSMX

Tennessee Tax-Free Income Series-TNTIX

Tennessee Tax-Free Short-to-Medium Income Series-TTSMX

TAXABLE MUNICIPAL BOND FUND

Taxable Municipal Bond Series-DUTMX

GOVERNMENT BOND FUND

Intermediate Government Bond Series-DPIGX

Prospectus Supplement Dated May 30, 2014

The information in this Supplement updates and amends certain information contained in the Prospectus for each Fund dated November 1, 2013, and should be read in conjunction with any such Prospectus

Effective immediately, the following information amends and replaces the first two paragraphs on page 42 under the section titled “Determining Net Asset Value” that begins on page 41 and which continues on page 42.

Determining Net Asset Value

Since all of our funds are no-load, a sales charge or commission does not reduce the value of your investment in any of our Funds. The securities in which we invest are traded primarily on the over-the-counter market. We value municipal securities (tax-exempt and taxable) in accord with the Board of Trustees approved Dupree Municipal Valuation System. The Dupree Municipal Valuation System is designed to determine the expected price that would be received for each municipal security held by the Trust, if that security were to be sold in an arms-length transaction on each day. Dupree will value each municipal security based initially on original purchase price. On subsequent days, the municipal security will be assigned the current market value calculated by Dupree’s accounting system. The prices generated for each municipal security by Dupree’s accounting system are compared, on a weekly basis, with yields and prices downloaded from Standard & Poor’s Evaluation Services (“S&P”), Interactive Data Corporation (“IDC”), and other municipal securities valuation services. A municipal security valuation that is not supported by a valuation source requires management to value the municipal security in consultation with the Board’s Valuation Committee.

The securities held in the Intermediate Government Bond Series are priced daily utilizing prices from IDC or other securities valuation services. The prices are examined by Dupree for accuracy and daily price changes are evaluated, modified, or challenged as appropriate.

Please retain this Supplement for future reference.

File No. 811-2918

Rule 497(e)

DUPREE MUTUAL FUNDS

TAX-EXEMPT MUNICIPAL BOND FUNDS

Alabama Tax-Free Income Series-DUALX

Kentucky Tax-Free Income Series-KYTFX

Kentucky Tax-Free Short-to-Medium Series-KYSMX

Mississippi Tax-Free Income Series-DUMSX

North Carolina Tax-Free Income Series-NTFIX

North Carolina Tax-Free Short-to-Medium Series-NTSMX

Tennessee Tax-Free Income Series-TNTIX

Tennessee Tax-Free Short-to-Medium Income Series-TTSMX

TAXABLE MUNICIPAL BOND FUND

Taxable Municipal Bond Series-DUTMX

GOVERNMENT BOND FUND

Intermediate Government Bond Series-DPIGX

Statement of Additional Information Supplement Dated May 30, 2014

The information in this Supplement updates and amends certain information contained in the Statement of Additional Information (SAl) for each Fund dated November 1, 2013, and should be read in conjunction with any such SAl

Effective immediately, the following information amends and replaces the paragraphs on page 23 of the SAI under the title-“Valuation Methodology”:

Valuation Methodology—Tax-Exempt and Taxable Municipal Bond Series

The municipal securities in which we invest are traded primarily on the over-the-counter market. We value municipal securities (tax-exempt and taxable) in accord with the Board of Trustees approved Dupree Municipal Security Valuation System. The Dupree Municipal Security Valuation System is designed to determine daily, the expected price that would be received for each municipal security held by the Trust, if that security were to be sold in an arms-length transaction on that day. Dupree will value each municipal security based initially on original purchase price, and from then forward on subsequent days, the municipal security will be assigned a current market value by Dupree’s accounting system.

Dupree receives yield data daily from Thomson Reuters’ Municipal Market Data (MMD) service which is an independent data provider. The MMD data provides daily market yield for municipal securities maturing from one to thirty years with credit quality ratings ranging from BBB/Baa to AAA/Aaa. The MMD data is entered into Dupree’s accounting system at the beginning and end of each trading day. Dupree’s accounting system then calculates a price for each municipal security based on a spread to the yields entered.

The prices generated for each municipal security by Dupree’s accounting system are compared, on a weekly basis, with yields and prices downloaded from Standard & Poor’s Securities Evaluations (“S&P”) and Interactive Data Corporation (“IDC”). Prices are also compared with other municipal valuation services such as Bloomberg Valuation Service (BVAL) and MMD yields. Individual bond spreads are adjusted as necessary during this weekly process, or any other time when adjustments are necessary to reflect market prices.

Dupree is responsible for maintaining prices that compare closely to valuations of one or all of the following valuation sources: S&P, IDC, BVAL, or MMD. A bond valuation that is not supported by the range one of these valuation sources requires management to fair value the security in consultation with the Board’s Valuation Committee.

Valuation Methodology—Intermediate Government Bond Series

The securities held in the Intermediate Government Bond Series are priced daily utilizing prices from IDC. The prices are examined by Dupree for accuracy and daily price changes are evaluated, modified, or challenged as appropriate.

Valuation Methodology—Taxable Bond Series

This section is deleted in its entirety.

Please retain this Supplement for future reference.